UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 6, 2019

NGEN TECHNOLOGIES HOLDINGS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55177	27-4715504
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5430 Lyndon B Johnson Fwy, Suite 1200, Dallas, TX	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 610-3817

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Accounting Firm

On April 14, 2020, Benjamin & Young, LLP (“Benjamin & Young”) resigned as the independent registered accounting firm of Ngen Technologies Holdings Corp. (the “Company”). Benjamin & Young was appointed on October 2, 2019 and subsequent to such appointment, did not issue any reports on the Company’s financial statements. The disclosure included in Item 4.02 below is incorporated herein by reference.

Because Benjamin & Young has not issued any reports on the Company’s financial statements, no Benjamin & Young report for the past two years contained an adverse opinion or a disclaimer of opinion and or was qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company’s two most recent fiscal years and through April 14, 2020, there have been no disagreements with Benjamin & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Benjamin & Young’s satisfaction, would have caused Benjamin & Young to make reference to the subject matter of the disagreement in connection with reports on the Company’s financial statements for such periods.

The Company provided Benjamin & Young with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that Benjamin & Young furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. Benjamin & Young’s letter to the Commission is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Accounting Firm

The Company is currently conducting a search for a new independent registered accounting firm to conduct the requisite audit of the Company’s financial statements for the year ended December 31, 2019 and the required reviews of our Quarterly Reports on Form 10-Q, subsequent to that date. Upon engagement of a successor audit firm, the Company will file a Current Report on Form 8-K to disclose that engagement.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Audit Report.

As previously disclosed, on September 16, 2019, the Company effected a share exchange (the “Share Exchange”) between the Company, Clifford Rhee, a shareholder of Ngen Technologies USA Corp (“Ngen”), Edward Carter, a shareholder of Ngen, Peter Zimeri, a shareholder of Ngen, and Brian Conway, the former CEO of the Company, pursuant to which Ngen became a wholly owned subsidiary of the Company. Also on September 16, 2019, the Company filed a Current Report on Form 8-K (the “Form 8-K”) regarding the Share Exchange and related transactions and corporate actions. The Company filed, as Exhibit 99.1 to the Form 8-K, what purported to be (i) audited financial statements of Ngen for the years ended December 31, 2018 and 2017 (the “Annual Ngen Financials”), and (ii) a report of Benjamin & Young dated September 9, 2019 concerning the Annual Ngen Financials (the “Report”). The Company also filed, as Exhibit 99.2 to the Form 8-K, unaudited financial statements of Ngen as of and for the six months ended June 30, 2019 and 2018 (the “Interim Ngen Financials”).

As previously disclosed, effective April 1, 2020, Scott Lucas was named the Company’s Chief Executive Officer and director. Also on April 1, 2020, Mr. Carter resigned from all positions with the Company and ceased to be the Company’s Chief Executive Officer, Secretary and sole director.

On April 14, 2020, the Company received correspondence from Benjamin & Young (the “B&Y Correspondence”) advising the Company’s new management of the following:

●	On or about December 6, 2019, Benjamin & Young notified the Company’s prior management that (i) the Annual Ngen Financials should not be relied upon because Benjamin & Young did not complete the audit for such Annual Ngen Financials, and (ii) the Interim Ngen Financials should not be relied upon because Benjamin & Young did not review the Interim Ngen Financials.

●	During December 2019, February 2020 and March 2020, Benjamin & Young discussed with the Company’s prior management that (i) the audit for the Annual Ngen Financials had not been completed, and (ii) the Report, the Annual Ngen Financials and the Interim Ngen Financials should not be relied upon.

●	Benjamin & Young did not authorize the Company’s prior management that the Report, the Annual Ngen Financials or the Interim Ngen Financials could be filed with the Form 8-K.

Accordingly, the Report, the Annual Ngen Financials and the Interim Ngen Financials should not be relied upon.

In addition, on April 14, 2020, following receipt of the B&Y Correspondence, the Company’s sole director concluded that the unaudited financial statements for the three and nine month periods ended September 30, 2019, included as part of the Company’s Quarterly Report on Form 10-Q filed with the Commission on November 7, 2019, should no longer be relied upon.

The matters set forth in this Current Report on Form 8-K have been discussed with Benjamin & Young. The Company plans to open an investigation into the matters set forth in this Current Report on Form 8-K.

The Company provided Benjamin & Young with a copy of the disclosure contained herein, prior to its filing with Commission, and requested that Benjamin & Young furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. Benjamin & Young’s letter to the Commission is attached hereto as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of Benjamin & Young to the Commission dated April 20, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 20, 2020

NGEN TECHNOLOGIES HOLDINGS CORP.

By:	/s/ Scott Lucas
Scott Lucas
Chief Executive Officer